UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2009

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

840 West Long Lake Road, Suite 601 Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (248) 519-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On April 23, 2009, Noble International, Ltd. (the “Company”) received a Nasdaq Staff Determination letter indicating that, pursuant to Nasdaq Listing Rules 5100, 5110(b) and IM-5100-1, the Company’s filing for protection under Chapter 11 of the U.S. Bankruptcy Code serves as an additional basis for delisting the Company’s common stock.

This determination is in addition to the Nasdaq Staff Determination previously reported in the Company’s Current Report on Form 8-K filed April 21, 2009.

The Company has appealed the Nasdaq Staff Determinations to the Nasdaq Listing Qualifications Panel. There can be no assurance the Panel will grant the Company’s request for continued listing.

A copy of the Company’s press release announcing receipt of the most recent Nasdaq Staff Determination is attached to this Current Report as Exhibit 99.1.

Item 9.01.	Financial Statement and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

99.1	Noble International, Ltd. Press Release dated April 29, 2009

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD.,
a Delaware corporation

By:	/s/ Andrew J. Tavi
Andrew J. Tavi
Chief Executive Officer

April 29, 2009

EXHIBIT INDEX

No.	Description of Exhibit
99.1	Noble International, Ltd. Press Release dated April 29, 2009